Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Magyar Bancorp, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jon R. Ansari, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2021

/s/ Jon R. Ansari

Jon R. Ansari

Executive Vice President and Chief Financial Officer

43